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                                                                  Exhibit 10.1


                                ACE LIMITED
                         (a Cayman Islands company)



                          6,000,000 FELINE PRIDES
                          initially consisting of
                          6,000,000 Income PRIDES



                           UNDERWRITING AGREEMENT







                            Dated: April 6, 2000












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                                                                          Page
                                                                          -----


                             TABLE OF CONTENTS



Section 1.      Representations and Warranties................................3

       (a)     Representations and Warranties by the Company..................3
               (1)    Compliance with Registration Requirements...............3
               (2)    Incorporated Documents..................................4
               (3)    Independent Accountants.................................5
               (4)    Financial Statements....................................5
               (5)    No Material Adverse Change in Business..................5
               (6)    Good Standing of the Company............................6
               (7)    Good Standing of Corporate Subsidiaries.................6
               (8)    Good Standing of Partnership Subsidiaries...............7
               (9)    Capitalization..........................................7
               (10)   Authorization of the Purchase Contract Agreement........7
               (11)   Authorization of the Pledge Agreement...................8
               (12)   Authorization of FELINE PRIDES..........................8
               (13)   Authorization of Preferred Shares.......................8
               (14)   Authorization of the Ordinary Shares....................8
               (15)   Authorization of this Agreement, the Pricing
                        Agreement and the Remarketing Agreement...............8
               (16)   Descriptions of the Securities and the Operative
                        Agreements............................................9
               (17)   Non-Taxation of Current Payments........................9
               (18)   Reserves...............................................10
               (19)   Absence of Defaults and Conflicts......................10
               (20)   Absence of Proceedings.................................11
               (21)   Accuracy of Exhibits...................................11
               (22)   Absence of Further Requirements........................11
               (23)   Possession of Licenses and Permits.....................11
               (24)   Insurance Laws.........................................12
               (25)   Governmental Authorization.............................12
               (26)   Commodity Exchange Act.................................12
               (27)   Investment Company Act.................................12

       (b)   Officers' Certificates..........................................13

 Section 2.    Sale and Delivery to Underwriters; Closing....................13

        (a)   Initial Securities.............................................13
        (b)   Option Securities..............................................13
        (c)   Pledge of Securities...........................................13
        (d)   Payment........................................................13
        (e)   Compensation...................................................14
        (e)   Denominations; Registration....................................14

  Section 3.   Covenants of the Company......................................14

         (a)   Compliance with Securities Regulations and Commission
               Requests......................................................14
         (b)   Filing of Amendments..........................................15
         (c)   Delivery of Registration Statements...........................15
         (d)   Delivery of Prospectuses......................................15
         (e)   Continued Compliance with Securities Laws.....................15
         (f)   Blue Sky Qualifications.......................................16
         (g)   Earnings Statement............................................16
         (h)   Use of Proceeds...............................................16
         (i)   Restriction on Sale of Securities.............................16
         (j)   Reporting Requirements........................................17
         (k)   Documentary, Stamp or Similar Issue Taxes.....................17
         (l)   Reserve of Ordinary Shares....................................17

 Section 4.     Payment of Expenses..........................................17

        (a)    Expenses......................................................17
        (b)    Termination of Agreement......................................18

Section 5       Conditions of Underwriters' Obligations......................18

       (a)     Effectiveness of Registration Statement.......................18
       (b)     Opinions of Counsel for the Company...........................18
       (c)     Opinion of Counsel for Purchase Contract Agent................19
       (d)     Opinion of Counsel for Underwriters...........................19
       (e)     Officers' Certificate.........................................19
       (f)     Accountant's Comfort Letters..................................20
       (g)     Bring-down Comfort Letters....................................20
       (h)     Ratings.......................................................21
       (i)     Conditions to Purchase of Option Securities...................21
       (j)     Additional Documents..........................................22
       (k)     Termination of Agreement......................................22

Section 6.      Indemnification..............................................23

       (a)     Indemnification of  Underwriters..............................23
       (b)     Indemnification of the Company, Directors and Officers........23
       (c)     Actions against Parties; Notification.........................24
       (d)     Settlement without Consent if Failure to Reimburse............24

Section 7.      Contribution.................................................24

Section 8.     Representations, Warranties and Agreements to Survive
                 Delivery....................................................26

Section 9.     Termination...................................................26

       (a)     Underwriting Agreement........................................26
       (b)     Liabilities...................................................27

Section 10.    Default by One or More of the Underwriters....................27

Section 11.    Notices.......................................................27

Section 12.    Parties.......................................................28

Section 13.    Consent to Jurisdiction; Miscellaneous........................28

Section 14.    Waiver of Immunities..........................................28

Section 15.    Judgment Currency.............................................29

Section 16.    GOVERNING LAW AND TIME........................................29

Section 17.    Effect of Headings............................................29

SCHEDULE A
SCHEDULE B



EXHIBIT A           Form of Opinion of Maples and Calder, the Company's Cayman
                    Islands Counsel, to be Delivered Pursuant to Section 5(b)

EXHIBIT B           Form of Opinion of Conyers, Dill & Pearman, the Company's
                    Bermuda Counsel, to be Delivered Pursuant to Section 5(b)

EXHIBIT C           Form of Opinion of Peter N. Mear, Esq., General Counsel of
                    the Company, to be Delivered Pursuant to Section 5(b)

EXHIBIT D           Form of Opinion of Mayer, Brown & Platt, United States
                    Counsel for the Company, to be Delivered Pursuant to
                    Section 5(b)

                                ACE LIMITED
                         (a Cayman Islands Company)


                          6,000,000 FELINE PRIDES

                               consisting of

                          6,000,000 Income PRIDES


                           UNDERWRITING AGREEMENT


                                                      April 6, 2000

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED
BANC OF AMERICA SECURITIES LLC
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
         c/o Merrill Lynch & Co.,
         Merrill Lynch Pierce, Fenner & Smith
                           Incorporated
         World Financial Center
         North Tower
         New York, New York 10281-1209

Ladies and Gentlemen:

         ACE Limited, a Cayman Islands company (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Banc of America Securities LLC and Donaldson, Lufkin & Jenrette Securities Corporation (collectively, the "Underwriters," which term shall also include any underwriter substituted as provided in Section 10 hereof), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of 6,000,000 FELINE PRIDESSM or the "Initial Securities" which will initially consist of units (referred to as "Income PRIDESSM") with a Stated Amount of $50 comprised of (a) a stock purchase contract (the "Purchase Contract") under which the holder will purchase from the Company on May 16, 2003 a number of ordinary shares, $0.041666667 par value per share, of the Company (the "Ordinary Shares") equal to the Settlement Rate as set forth in the Purchase Contract Agreement (as defined below), and (b) beneficial ownership of one 8.25% Cumulative Redeemable Preferred Share, Series A, of the Company, having a liquidation preference of $50 (the "Preferred Shares") and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of an option to purchase up to an additional 900,000 FELINE PRIDES (the "Option Securities" and, together with the Initial Securities, being referred to herein as the "Securities"). In accordance with the terms of the Purchase Contract Agreement, to be dated as of April 12, 2000, between the Company and The Bank of New York, as purchase contract agent (the "Purchase Contract Agent"), the Preferred Shares will be pledged by the Purchase Contract Agent, on behalf of the holders of the Securities, to The Bank of New York, as collateral agent (the "Collateral Agent"), pursuant to the Pledge Agreement, to be dated as of April 12, 2000 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent and the Collateral Agent, to secure such holders' obligation to purchase Ordinary Shares under the Purchase Contracts. Under the terms of the Purchase Contract Agreement and Pledge Agreement, holders of Income PRIDES are permitted to substitute certain treasury securities ("Treasury Securities") for the Preferred Shares as collateral in order to create "Growth PRIDESSM" ("Growth PRIDES"). Growth PRIDES will consist of a unit with a Stated Amount of $50 comprised of (a) a Purchase Contract and (b) a 1/20th undivided beneficial interest in a zero-coupon U.S. Treasury Security maturing on May 16, 2003. The rights and obligations of (i) a holder of Income PRIDES in respect of Preferred Shares, subject to the pledge thereof, and Purchase Contracts,
(ii) a holder of Growth PRIDES in respect of a beneficial interest in the Treasury Securities, subject to the pledge thereof, and Purchase Contracts and (iii) a holder of separately trading Preferred Shares resulting from the creation of Growth PRIDES ("Separate Preferred Shares") will, in each case, be evidenced by Security Certificates (the "Security Certificates").

         Pursuant to a remarketing agreement (the "Remarketing Agreement") to be dated as of April 12, 2000, among the Company, the Purchase Contract Agent and a nationally recognized investment banking firm chosen by the Company, certain Preferred Shares may be remarketed, subject to certain terms and conditions.

         The Company and certain other entities affiliated therewith have filed with the Securities and Exchange Commission (the "Commission") a joint registration statement on Form S-3 (No. 333-78841) and pre-effective amendments nos. 1 and 2 thereto, for the registration of the Securities and certain other securities described therein under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the Commission. Such registration statement, in the form in which it became effective, is referred to herein as the "Registration Statement"; and the final prospectus and the final prospectus supplement relating to the offering of the Securities, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the time the applicable final prospectus and the final prospectus supplement were first furnished to the Underwriters by the Company; provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to "Registration Statement" shall also be deemed to include the Rule 462 Registration Statement. A "preliminary prospectus" shall be deemed to refer to any prospectus relating to the offering of the Securities that omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and was used after the Registration Statement became effective and prior to the execution and delivery of this Underwriting Agreement. For purposes of this Underwriting Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Underwriting Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, prior to the execution of this Underwriting Agreement; and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, after the execution of this Underwriting Agreement.

         The Remarketing Agreement, the Purchase Contract Agreement, the Pledge Agreement and this Agreement are referred to collectively as the "Operative Agreements."

         The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

     Section 1.     Representations and Warranties.

     (a) Representations and Warranties by the Company. The Company represents and warrants to the Underwriters as of the date hereof, as of the Closing
Time and, if applicable, as of each Date of Delivery (as defined below) (in each case, a "Representation Date"), as follows:

          (1) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement (including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information with respect to the Registration Statement (or any document incorporated therein by reference pursuant to the 1934
     Act) has been complied with.

          At the respective times the Registration Statement (including any Rule 462(b) Registration Statement) and any post-effective amendments thereto (including the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 1999 with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement (including any Rule 462(b) Registration Statement) and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus, at the Closing Time and at each Date of Delivery, if any, neither the Prospectus nor any amendments and supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto) or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter expressly for use in the Registration Statement
     (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

          Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (2) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date of the Prospectus, at the Closing Time and at each Date of Delivery, if any, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (3) Independent Accountants. The accountants who certified or shall certify the financial statements and any supporting schedules thereto of the Company included in the Registration Statement and the Prospectus are independent public accountants with respect to the Company and its subsidiaries as required by the 1933 Act and the 1933 Act Regulations.

          (4) Financial Statements. The financial statements of the Company included in the Registration Statement and the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included therein, present fairly the financial position of the Company and its consolidated subsidiaries, or such other entity, as the case may be, at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries, or such other entity, as the case may be, for the periods specified. Such financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved, except as indicated therein or in the notes thereto. The supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information, if any, included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the related audited financial statements included in the Registration Statement and the Prospectus. The pro forma financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (5) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein (i) neither the Company nor any of its subsidiaries has sustained any material loss or material interference with its business from any action, notice, order or decree from an insurance regulatory authority and
     (ii) there has been (A) no material adverse change in case reserves or losses or loss expense of the Company and its consolidated subsidiaries and (B) no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business, or results of operations of the Company and its subsidiaries considered as one enterprise, in either case whether or not arising in the ordinary course of business (a "Material Adverse Change").

          (6) Good Standing of the Company. The Company has been duly organized and is subsisting and in good standing under the laws of the Cayman Islands, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, the Operative
     Agreements to which it is a party. The Company is duly qualified to transact business as a foreign corporation and is in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Change.

          (7) Good Standing of Corporate Subsidiaries. Each subsidiary of the Company, other than such subsidiaries as would not, individually or in the aggregate, constitute a "significant subsidiary" as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act (each, a "Significant Subsidiary") which is a corporation has been duly incorporated or organized and is an existing corporation in good standing (with respect to jurisdictions which recognize such concept) under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and each such Significant Subsidiary of the Company is duly qualified to transact business as a foreign corporation and is in good standing
     (with respect to jurisdictions which recognize such concept) in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Change; all of the issued and outstanding capital stock of each such Significant Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and all of the issued and outstanding capital stock of each such Significant Subsidiary is owned by the Company, directly or through subsidiaries, except for de minimis shareholdings as required to comply with applicable law, and such capital stock is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for restrictions on transferability of the shares of insurance subsidiaries under applicable law).

          (8) Good Standing of Partnership Subsidiaries. Each Significant Subsidiary of the Company which is a partnership has been duly formed and is an existing partnership in good standing (with respect to jurisdictions which recognize such concept) under the laws of the jurisdiction of its formation, with power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and each such Significant Subsidiary of the Company is duly qualified to transact business and is in good standing (with respect to jurisdictions which recognize such concept) in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Change; all of the outstanding equity interests of each such Significant Subsidiary of the Company have been duly authorized and validly issued; and all of the equity interests of each such Significant Subsidiary are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (other than immaterial amounts necessary to comply with applicable law).

          (9) Capitalization. The authorized, issued and outstanding shares of capital stock of the Company set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization"
     (except for subsequent issuances thereof, if any, pursuant to reservations, agreements or employee benefit plans or pursuant to the exercise of convertible securities or options). Such shares of capital stock have been duly authorized and validly issued by the Company and are fully paid and non-assessable, and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any securityholder of the Company.

          (10) Authorization of the Purchase Contract Agreement. The Purchase Contract Agreement has been duly authorized by the Company and, when validly executed and delivered by the Company and assuming due authorization, execution and delivery of the Purchase Contract Agreement by the Purchase Contract Agent, the Purchase Contract
     Agreement will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

          (11) Authorization of the Pledge Agreement. The Pledge Agreement has been duly authorized by the Company and, when validly executed and delivered by the Company and assuming due authorization, execution and delivery of the Pledge Agreement by the Collateral Agent and the Purchase Contract Agent, the Pledge Agreement will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

          (12) Authorization of the FELINE PRIDES. The FELINE PRIDES have been duly authorized for issuance and sale to the Underwriters and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable.
     The issuance of the FELINE PRIDES is not subject to preemptive or other similar rights. All corporate action required to be taken for the authorization, issuance and delivery of the FELINE PRIDES have been validly taken.

          (13) Authorization of Preferred Shares. The Preferred Shares have been duly authorized for issuance by the company and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable. The issuance of the Preferred Shares will not be subject to preemptive or other similar rights. All corporate action required to be taken for the authorization, issuance and delivery of the Preferred Shares has been validly taken.

          (14) Authorization of the Ordinary Shares. The Ordinary Shares have been duly authorized and validly reserved for issuance by the Company and, when issued and delivered in accordance with the provisions of the Purchase Contract Agreement and the Pledge Agreement, will be validly issued and fully paid and non-assessable. The issuance of the Ordinary Shares will not be subject to preemptive or other similar rights. All corporate action required to be taken for the authorization, issuance and delivery of the Ordinary Shares has been validly taken.

          (15) Authorization of this Agreement and the Remarketing Agreement. This Agreement and Remarketing Agreement have been duly authorized, executed and delivered by the Company.

          (16) Descriptions of the Securities and the Operative Agreements. The Securities and the Operative Agreements, as of each Representation Date, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

          (17) Non-Taxation of Current Payments. Except as disclosed in the Prospectus, under current laws and regulations of the Cayman Islands and Bermuda and any political subdivision thereof, all current payments in respect of Income PRIDES or Growth PRIDES may be paid by the Company to the holders thereof in United States dollars and freely transferred out of the Cayman Islands or Bermuda and all such payments made to holders thereof or therein who are non-residents of the Cayman Islands or Bermuda will not be subject to income, withholding or other taxes under laws and regulations of the Cayman Islands or Bermuda or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Cayman Islands or Bermuda or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Cayman Islands or Bermuda or any political subdivision or taxing authority thereof or therein.

          (18) Reserves. The description of the Company's reserves and reserving methodology and assumptions described in the Prospectus is accurate and fairly presents the information set forth therein in all material respects and, since the date of the latest financial statements included in the Prospectus, no loss experience has developed which would require or make it appropriate for the Company to alter or modify such methodology.

          (19) Absence of Defaults and Conflicts. None of the Company or any subsidiary thereof is in violation of its charter or by-laws, partnership agreement or other constitutive documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any subsidiary thereof is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Company or any subsidiary thereof is subject (collectively, "Agreements and Instruments"), except for such defaults that would not reasonably be expected to result in a Material Adverse Change. The entry by the Company into the Purchase Contacts underlying the Income PRIDES, the offer of the Securities as contemplated herein and in the Prospectus, the issuance of the Ordinary Shares and the sale of the Ordinary Shares pursuant to the Purchase Contracts, the execution, delivery and performance by the Company of each of the Operative Agreements and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectus, and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including, without limitation, the issuance and sale of the Securities, and the use of the proceeds from the sale of the Securities as described under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any subsidiary thereof pursuant to, any Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not reasonably be expected to result in a Material Adverse Change), nor will such action result in any violation of the provisions of the charter or by-laws, partnership agreement or other constitutive documents of the Company or any subsidiary thereof or, to the best knowledge of the Company, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary thereof or over any of their assets, properties or operations, except for such violations under any applicable law, statute, rule, regulation, judgement, order, writ or decree as would not reasonably be expected to result in a Material Adverse Change. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary thereof.

          (20) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary thereof which is required to be disclosed in the Registration Statement and the Prospectus (other than as disclosed therein), or which would reasonably be expected to result in a Material Adverse Change, or which would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations any of the Operative Agreements to which it is a party.

          (21) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

          (22) Absence of Further Requirements. No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court, domestic or foreign, is required for the entry into the Purchase Contracts underlying the Income PRIDES or in connection with the issuance, offering and sale of the Securities and the issuance and sale of the Ordinary Shares by the Company pursuant to such Purchase Contracts, for the due authorization, execution or delivery by the Company of the Operative Agreements or for the performance by the Company of its obligations under any of the Operative Agreements, except such as have been obtained or made prior to the Closing Date, such as have been obtained and made under the 1933 Act, such filing of the Prospectus as has been made with the Bermuda Registrar of Companies under the Companies Act 1981 of Bermuda and such as may be required under state securities laws.

          (23) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to so possess any such Governmental Licenses would not, singly or in aggregate, reasonably be expected to result in a Material Adverse Change. The Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Change.

          (24) Insurance Laws. Each of the Company and its insurance subsidiaries (including insurance holding companies) is duly registered, licensed or admitted as an insurer or an insurance holding company
     (as applicable) in each jurisdiction where it is required to be so licensed or admitted to conduct its business as presently conducted, except where the failure to be so registered, licensed or admitted would not reasonably be expected to result in a Material Adverse Change; each of the Company and its insurance subsidiaries (including insurance holding companies) is in compliance with all applicable insurance statutes and regulations and has filed all reports, documents or other information required to be filed under such statutes and regulations, except where the failure to comply or file would not reasonably be expected to result in a Material Adverse Change.

          (25) Governmental Authorization. Except as set forth in the Registration Statement and the Prospectus, no authorization, approval or consent of any governmental authority or agency is required (other than any license as an insurer or insurance holding company and other than those which have already been obtained) under the laws of any jurisdiction in which the Company or any of its subsidiaries conduct their respective businesses in connection with the ownership, directly or indirectly, by the Company of equity interests in any subsidiary or the repatriation of any amount from or to the Company or any of its subsidiaries, except to the extent that the failure to obtain such authorization, approval or consent would not reasonably be expected to result in a Material Adverse Change.

          (26) Commodity Exchange Act. The Securities, upon issuance, will be excluded or exempted under, or beyond the purview of, the Commodity Exchange Act, as amended (the "Commodity Exchange Act"), and the rules and regulations of the Commodity Futures Trading Commission under the Commodity Exchange Act (the "Commodity Exchange Act Regulations").

          (27) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940
     Act").

     (b) Officers' Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Underwriters or to counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company or such subsidiary, as the case may be, to each Underwriter as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

     Section 2.  Sale and Delivery to Underwriters; Closing.

     (a) Initial Securities. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per security set forth in Schedule
B, the number of Initial Securities set forth in Schedule A hereto opposite the name of such Underwriter, plus any additional number of Initial
Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     (b) Option Securities. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase at their election up to an additional 900,000 FELINE PRIDES, consisting solely of Income PRIDES, at the price per Security set forth in Schedule B. The option will expire automatically at the close of business on the 30th calendar day after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriters to the Company setting forth the aggregate number of additional Option Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Securities. Any such time and date of payment and delivery
(a "Date of Delivery") shall be determined by the Underwriters and the Company, but shall not be later than seven full business days after the exercise of said options, nor in any event prior to the Closing Time, unless otherwise agreed upon by the Underwriters and the Company. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities each such Underwriter has severally agreed to purchase bears to the total number of Initial Securities, subject to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of a fractional number of Option
Securities.

     (c) Pledge of Securities. The Preferred Shares will be pledged with the Collateral Agent to secure the obligations of holders of the Income PRIDES to purchase Ordinary Shares under the Purchase Contracts. Such pledge shall be effected by the transfer to the Collateral Agent of the Preferred Securities at the Closing Time and appropriate Date of Delivery, if any, in accordance with the Pledge Agreement.

     (d) Payment. Payment of the purchase price for, and delivery of, the Initial Securities shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York, or at such other place as shall be agreed upon by the Underwriters and the Trust, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date of this Underwriting Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that the Underwriters have exercised their option to purchase any or all of the Option Securities, payment of the purchase price for, and delivery of such Option Securities, shall be made at the above-mentioned offices of Brown & Wood LLP, or at such other place as shall be agreed upon by the Underwriters and the Company, on the relevant Date of Delivery as specified in the notice from the Underwriters to the Company.

     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Underwriters for the respective accounts of the Underwriters of the Securities to be purchased by them. It is understood that each Underwriter has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has severally agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (e) Denominations; Registration. The Securities and certificates for the Securities shall be in such denominations and registered in such names as the Underwriters may request in writing at least one full business day prior to the Closing Time or the relevant Date of Delivery, as the case may be. The Securities and certificates for the Securities will be made available for examination and packaging by the Underwriters in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     Section 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

     (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will notify the Underwriters immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as they deem necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, they will promptly file the Prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Filing of Amendments. The Company will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will give the Underwriters a reasonable opportunity to comment on any such document prior to such proposed filing or use, as the case may be.

     (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Underwriters and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) Delivery of Prospectuses. The Company will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Underwriting Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration
Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Underwriters may designate and to maintain such qualifications in effect for a period of not less than one year from the date of this Underwriting Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which they are not so qualified or to subject themselves to taxation in respect of doing business in any jurisdiction in which they are not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of this Underwriting Agreement.

     (g) Earnings Statement. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

     (i) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (A) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option for the sale of, or otherwise transfer or dispose of any Securities, Purchase Contracts, preferred shares, ordinary shares or any security of the Company similar to the Securities, Preferred Shares, Purchase Contracts or Ordinary Shares or any security convertible into or exercisable or exchangeable for or repayable with Securities, Purchase Contracts, Preferred Shares or Ordinary Shares or any equity securities substantially similar to the Securities, Purchase Contracts, Preferred Shares or Ordinary Shares; or (B) directly or indirectly, enter into any swap or any other agreement or any transaction that transfers, in whole or in part, the economic equivalent of ownership of the Securities, Purchase Contracts, Preferred Shares or Ordinary Shares, any security convertible into or exercisable or exchangeable for or repayable with the Securities, Purchase Contracts, Preferred Shares or Ordinary Shares or equity securities substantially similar to the Securities, Purchase Contracts, Preferred Shares or Ordinary Shares whether any such swap or transaction is to be settled by delivery of Securities, Purchase Contracts, Preferred Shares or Ordinary Shares or other securities, in cash or otherwise. The foregoing sentence shall not affect the ability of the Company to take any such action (i) in connection with any employee benefit, dividend reinvestment and stock option or stock purchase plans of the Company or its subsidiaries; (ii) in connection with the offering of the Securities issued pursuant to this Agreement; (iii) in connection with any securities issued pursuant to or sold in connection with any securities of the Company or its subsidiaries, outstanding as of the date hereof, that are convertible into or exercisable or exchangeable for or repayable with any securities of the Company and its subsidiaries;
(iv) in connection with Growth PRIDES or Income PRIDES to be created or recreated upon substitution of Pledged Securities, or Ordinary Shares issuable upon early settlement of the Income PRIDES or Growth PRIDES; (v) in connection with any merger, acquisition or acquisition of assets by the Company, the consideration for which are securities of the Company; or (vi) upon exercise of stock options.

     (j) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     (k) Documentary, Stamp or Similar Issue Taxes. The Company will jointly and severally indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Securities and on the execution and delivery of this Underwriting Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

     (l) Reserve of Ordinary Shares. The Company will reserve and keep available at all times, free of preemptive or other similar rights and liens and adverse claims, sufficient Ordinary Shares to satisfy any obligations to issue Ordinary Shares upon settlement of the Purchase Contracts and shall take all actions necessary to keep effective the Registration Statement with respect to the Ordinary Shares.

     Section 4.  Payment of Expenses.

     (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Underwriting Agreement, the Purchase contracts, the Purchase Contract Agreement and the Pledge Agreement including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Underwriting Agreement, any Agreement among Underwriters, the other Operative Agreements, and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the Securities and any certificates for the Securities, to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including transfer agents and registrars), as well as the fees and disbursements of the Purchase Contract Agent, the Collateral Agent, any depositary and their respective counsel,
(v) the qualification of the Securities under state securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery of the Blue Sky Survey, and any amendment thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus and the Prospectus and any amendments or supplements thereto, (vii) the fees charged by nationally recognized statistical rating organizations for the rating of the Securities, if applicable, and (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the National Association of Securities Dealers, Inc.
(the "NASD") of the terms of the sale of the Securities.

     (b) Termination of Agreement. If this Underwriting Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9(a)(i) or 9(a)(ii) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     Section 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Securities pursuant to this Underwriting Agreement are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any of its respective subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Securities, the specific method of distribution of the Securities and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3),
(4) or (5), as applicable.

     (b) Opinions of Counsel for the Company. At Closing Time, the Underwriters shall have received the favorable opinions, each dated as of Closing Time, of Maples and Calder, Cayman Islands counsel for the Company, Conyers Dill & Pearman, Bermuda counsel for the Company, Peter N. Mear,
Esq., General Counsel of the Company, and Mayer, Brown & Platt, United States counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters, to the effect set forth in: Exhibit A hereto with respect to the opinion of Maples and Calder; Exhibit B hereto with respect to the opinion of Conyers Dill & Pearman; Exhibit C hereto with respect to the opinion of Peter N. Mear, Esq., and Exhibit D hereto with respect to the opinion of Mayer, Brown & Platt, and, as to each opinion, to such further effect as counsel to the Underwriters may reasonably request.

     (c) Opinion of Counsel for Purchase Contract Agent. At Closing Time, the Underwriters shall have received the favorable opinion, dated as of Closing Time, of Emmet, Marvin & Martin, LLP, counsel to the Purchase Contract
Agent, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

          (i) The Bank of New York is duly incorporated and is validly existing as a national banking association with trust powers under the laws of the United States with all necessary power and authority to execute, deliver and perform its obligations under the Purchase Contract Agreement, the Pledge Agreement and the Remarketing
     Agreement;

          (ii) The execution, delivery and performance by the Purchase Contract Agent of the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement, and the authentication and delivery of the Securities have been duly authorized by all necessary action on the part of the Purchase Contract Agent. The Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement have been duly executed and delivered by the Purchase Contract Agent, and constitute the legal, valid and binding obligations of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity);

          (iii) The execution, delivery and performance of the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement by the Purchase Contract Agent does not conflict with or constitute a breach of the charter or by-laws of the Purchase Contract Agent;
     and

          (iv) No consent, approval or authorization of, or registration with or notice to, any Illinois or federal governmental authority or agency is required for the execution, delivery or performance by the Purchase Contract Agent of the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement.

     (d) Opinion of Counsel for Underwriters. At Closing Time, the Underwriters shall have received the favorable opinion, dated as of Closing Time, of Brown & Wood LLP, counsel for the Underwriters, in form and substance reasonably satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (e) Officers' Certificate. At Closing Time, the Underwriters shall have received a certificate of the Chairman, President and Chief Executive
Officer or the General Counsel and Secretary of the Company and of the chief financial officer, chief accounting officer or chief investment officer of the Company, dated as of Closing Time, to the effect that (i) there has not been, since the date of this Underwriting Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change, or any development or event involving a prospective material adverse change, in the financial condition, business or results of operations of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business,
(ii) the representations and warranties of the Company in Section 1(a) are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such officers' knowledge, are threatened by the Commission.

     (f) Accountant's Comfort Letters. At the time of the execution of this Underwriting Agreement, the Underwriters shall have received from PricewaterhouseCoopers LLP a letter, dated such date, in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (g) Bring-down Comfort Letters. At Closing Time, the Underwriters shall have received from PricewaterhouseCoopers LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (j) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

     (h) Ratings. At Closing Time and at any relevant Date of Delivery, the Securities shall be rated no lower than "BBB" by Standard & Poor's Rating Service and "a2" by Moody's Investors Service, Inc., and the Company shall have delivered to the Underwriters a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to the Underwriters, confirming that the Securities have such ratings. Since the time of execution of this Underwriting Agreement, there shall not have occurred a downgrading in, or withdrawal of, the rating assigned to the Securities or any of the Company's securities or the Company's financial strength or claims paying ability by any such rating organization or any other "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g)(2) under the 1933 Act Regulations, and no such rating organization shall have publicly announced that it has under surveillance or review with negative implications its rating of the Securities or any of the Company's securities or the Company's financial strength or claims paying ability.

     (i) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any of its subsidiaries hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery the Underwriters shall have received:

          (1) The favorable opinions of (i) Maples and Calder, Cayman Islands counsel for the Company, (ii) Conyers Dill & Pearman, Bermuda counsel for the Company, (iii) Peter N. Mear, Esq., General
     Counsel of the Company, and (iv) Mayer, Brown & Platt, United
     States counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinions required by Section 5(b) hereof.

          (2) The favorable opinion of Emmet, Marvin & Martin, LLP, counsel to the Purchase Contract Agent, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(c) hereof.

          (3) The favorable opinion of Brown & Wood LLP, counsel for the Underwriters, in form and substance reasonably satisfactory to the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(d) hereof.

          (4) A certificate, dated such Date of Delivery, of the Chairman, President and Chief Executive Officer or the General Counsel and Secretary of the Company and of the chief financial officer, chief accounting officer or chief investment officer of the Company, confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

          (5) A letter from PricewaterhouseCoopers LLP, in form and substance satisfactory to the Underwriters and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Underwriters pursuant to Section 5(f) hereof, except that the "specified date" on the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

     (j) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

     (k)  Termination of Agreement. If any condition specified in this
Section 5 shall not have been fulfilled when and as required to be fulfilled, this Underwriting Agreement (or, with respect to the Underwriters' exercise of the over-allotment option for the purchase of Option Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase the Option Securities on such Date of Delivery) may be terminated by the Underwriters by notice to the Company at any time at or prior to the Closing Time (or such Date of Delivery, as applicable), and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     Section 6.  Indemnification.

     (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

                  (3) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under
         (1) or (2) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Underwriters expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (b) Indemnification of the Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Underwriters, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent
(i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(2) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     Section 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Underwriting Agreement or
(ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Underwriting Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total underwriting commission received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of such Securities as set forth on such cover.

         The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this
Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this
Section 7 are several in proportion to the principal amount of Initial Securities set forth opposite their respective names in Schedule A hereto, and not joint.

     Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Underwriting Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of and payment for the Securities.

Section 9.  Termination.

     (a) Underwriting Agreement. The Underwriters may terminate this Underwriting Agreement by notice to the Company, at any time at or prior to the Closing Time, if (i) there has been, since the time of execution of this Underwriting Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change, or any development or event involving a prospective material adverse change, in the financial condition, business or results of operations of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case referred to in this clause (ii), the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or
(iv) a banking moratorium has been declared by either U.S. Federal, New York or Bermuda authorities.

     (b) Liabilities. If this Underwriting Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     Section 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or the relevant Date of Delivery, as the case may be, to purchase the Securities which it or they are obligated to purchase under this Underwriting Agreement (the "Defaulted Securities"), then the Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Underwriters shall not have completed such arrangements within such 24-hour period, then:

              (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date pursuant to this Underwriting Agreement, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under this Underwriting Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

              (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date pursuant to this Underwriting Agreement, this Underwriting Agreement (or, with respect to the Underwriters' exercise of the over-allotment option for the purchase of Option Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase such Option Securities on such Date of Delivery) shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in (i) a termination of this Underwriting Agreement or (ii) in the case of a Date of Delivery after the Closing Time, a termination of the obligations of the Underwriters and the Company with respect to the related Option Securities, as the case may be, either the Underwriters or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

     Section 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, North Tower,
New York, New York 10281-1201, attention of Joseph Consolino, Director, Financial Institutions Group; and notices to the Company shall be directed to it at The ACE Building, 30 Woodbourne Avenue, Hamilton HM 08 Bermuda, attention of the General Counsel and Secretary.

     Section 12. Parties. This Underwriting Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors. Nothing expressed or mentioned in this Underwriting Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company, and their respective successors and the controlling persons and officers, directors and trustees referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or any provision herein contained. This Underwriting Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons and officers, directors and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     Section 13. Consent to Jurisdiction; Miscellaneous. Each of the parties hereto hereby expressly and irrevocably submits to the non-exclusive jurisdiction of any competent court in the place of its domicile and any United States Federal or New York State court sitting in the Borough of Manhattan in The City of New York in any action, suit or proceeding arising out of or relating to this Underwriting Agreement or the transactions contemplated hereby to the extent that such court has subject matter jurisdiction over the controversy, and expressly and irrevocably waives, to the extent permitted under applicable law, any immunity from the jurisdiction thereof and any claim or defense in such action, suit or proceeding based on a claim of improper venue, forum non conveniens or any similar basis to which it might otherwise be entitled in any such action, suit or proceeding. The Company irrevocably appoints ACE USA, Inc., 1133 Avenue of the Americas, 32nd Floor, New York, New York 10036 as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such action, suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company by the person serving the same to the address provided in Section 11, shall be deemed in every respect effective service of process upon the the Company, in any such action, suit or proceeding.
The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Underwriting Agreement.

     Section 14. Waiver of Immunities. To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty, from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, or from attachment in aid of execution of judgment, or from execution of judgment, other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to their obligations, liabilities or any other matter under or arising out of or in connection with this Underwriting Agreement or any additional agreement, the Company hereby irrevocably and unconditionally, to the extent permitted by applicable law, waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement.

     Section 15. Judgement Currency. The Company agrees to indemnify each Underwriter against any loss incurred by such Underwriter as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such Underwriter is able to purchase United States dollars with the amount of the Judgment Currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

     Section 16. GOVERNING LAW AND TIME. THIS UNDERWRITING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     Section 17. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Underwriting Agreement, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                      Very truly yours,


                                      ACE LIMITED


                                      By: -------------------------------------
                                            Name: Christopher Z. Marshall
                                            Title:  Chief Financial Officer


CONFIRMED AND ACCEPTED,
 as of the date first above written:
MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
BANC OF AMERICA SECURITIES LLC
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED


By: -----------------------------------------
         Authorized Signatory

                                  Sch-A-1
                                                                    Schedule A



                                                              Number of
                                                               Initial
                   Underwriter                                Securities
                   ----------                                 ----------
    Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated..............................
    Banc of America Securities LLC.........................
    Donaldson, Lufkin & Jenrette Securities Corporation....

             Total..........................................  ==========













                                  Sch-A-1

                                                                    Schedule B



                                ACE LIMITED
                         (a Cayman Islands company)

     6,000,000 FELINE PRIDES (Stated Amount of $50 per FELINE PRIDES),

                               consisting of

                          6,000,000 Income PRIDES
                             each consisting of
        a Purchase Contract of ACE Limited requiring the purchase on
                         May 16, 2003 (or earlier)
                           of Ordinary Shares of
                                ACE Limited
                                    and
          an 8.25% Cumulative Redeemable Preferred Share, Series A
           of ACE Limited ($50 Liquidation Preference per Share)



          1. The initial public offering price per Security, determined as provided in said Section 2, shall be $50 per Security.

          2. The price per Security to be paid by the several Underwriters shall be equal to the initial public offering price set forth in paragraph 1 above. The Company shall pay a commission to the Underwriters equal to nine million dollars ($9,000,000) and, with respect to the Option Securities, $1.50 per Option Security.







                                  Sch-B-1

                                                                      Exhibit A

            FORM OF OPINION OF MAPLES AND CALDER, THE COMPANY'S
                  CAYMAN ISLANDS COUNSEL, TO BE DELIVERED
                          PURSUANT TO SECTION 5(b)

          (1) The Company has been duly incorporated and is validly existing and in good standing as an exempted company, under the laws of the Cayman Islands, and has the corporate power and corporate authority to own, lease and operate its property, and to conduct its business, as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under, or as contemplated under, the Operative Agreements.

          (2) The authorized share capital of the Company, as set out in its Memorandum and Articles of Association, conforms as to legal matters to the description thereof contained in the Registration Statement and the Prospectus.

          (3) The Operative Agreements have been duly authorized, executed and delivered by the Company.

          (4) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Operative Agreements do not and will not (A) violate any provision of the Memorandum and Articles of Association of the Company; (B) contravene any provision of any law, public rule or regulation of the Cayman
      Islands applicable to the Company; (C) to the best of such counsel's knowledge, contravene any existing published order or decree of the courts of the Cayman Islands by which the Company is bound or by which its properties or assets may be affected; or (D) require any consent, approval or authorization or order of, or qualification with, any Cayman Islands governmental agency in connection with the offer and sale of the Securities.

          (5) To the best of such counsel's knowledge, but based only upon a search of the cause list at the offices of the Grand Courts of the Cayman Islands, there was no action, suit or proceeding to which the Company is a party or to which the assets, properties or operations of the Company is subject, before the courts of the Cayman Islands at the close of business on [specify a recent date].

          (6) All statements made in the Prospectus with regard to statutes, regulations, rules, treaties and other laws of the Cayman Islands (including, but not limited to, insurance, regulatory and tax matters and the Companies Law (1998 Revision) of the Cayman
      Islands) and enforcement of judgments in the Cayman Islands are accurate.

          (7) Pursuant to the Underwriting Agreement, and to the extent that the laws of the Cayman Islands are relevant, the Company has legally, validly, effectively and irrevocably submitted to the jurisdiction of the United States Federal and New York State courts sitting in the Borough of Manhattan in The City of New York, State of New
      York, and has legally, validly and effectively appointed ACE USA, Inc. as the authorized agent of the Company for the purposes described in Section 13 of the Underwriting Agreement assuming this to be the case as a matter of the applicable United States
      Federal and New York State laws.

          (8) The choice of the laws of the State of New York, United States of America as the governing law of the Underwriting Agreement is a valid and effective choice of law and in an action brought before a court of competent jurisdiction in the Cayman Islands, the laws of the State of New York would, to the extent specifically pleaded and proved as a fact by expert evidence, be recognized and applied by such court to all issues concerning the formal and essential validity of the Underwriting Agreement and the interpretation thereof, except that in any such action such court will apply those laws of the Cayman Islands as such court characterizes as procedural, and will not apply those laws of the State of New York as such court characterizes as procedural.

          (9) Although there is no statutory enforcement in the Cayman Islands of a judgment obtained in New York, the courts of the Cayman
     Islands will recognize and enforce a foreign judgment of a court of competent jurisdiction, based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided such judgment is final, for a liquidated sum, not in respect of taxes or a fine or penalty, and was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Cayman Islands. A Cayman Islands court may stay proceedings if concurrent proceedings are being brought elsewhere. For the purposes of enforcement of a judgment granted against the Company in respect of the Underwriting Agreement, a court in the Cayman Islands would recognize the jurisdiction of the applicable federal or state court to the jurisdiction of which the Company has submitted rendering such judgment if service of process on the Company is effected pursuant to and in accordance with the provisions of the Underwriting Agreement.

          (10) On the basis that the Company carries on its business as set forth in the Prospectus, there is no requirement that it be licensed under the Insurance Law, 1979, as amended of the Cayman Islands.

          (11) The Securities to be purchased by the Underwriters from the Company have been authorized for issuance and sale to the Underwriters and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued and fully paid and non-assessable; the issuance of such Securities will not be subject the preemptive or other similar rights arising by law or otherwise.

          (12) The Ordinary Shares subject to the Purchase Contract Agreement have been validly authorized and reserved for issuance and, when issued and delivered by the Company in accordance with the provisions of the Purchase Contract Agreement, the Purchase
     Contracts and the Pledge Agreement, will be fully paid and non-assessable; the issuance of such Ordinary Shares will not be subject to preemptive or other similar rights arising by law or otherwise.

          (13) The Preferred Shares have been duly authorized for issuance by the company and, when issued and delivered against payment therefor as provided in the Prospectus, will be validly issued and fully paid and non-assessable. The issuance of the Preferred Shares will not be subject to preemptive or other similar rights. All corporate action required to be taken for the authorization, issuance and delivery of the Preferred Shares has been validly taken.

         [In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the Cayman Islands, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel whom such counsel believes to be reliable (which opinion shall be dated and furnished to the Underwriters at the Closing Time, shall be satisfactory in form and substance to counsel for the Underwriters and shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them), provided that such counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying upon such opinion, and (B) as to matters of fact (but not as to legal conclusions), to the extent such counsel deems proper, on certificates of responsible officers of the Company, its subsidiaries and public officials.]

                                                                      Exhibit B

          FORM OF OPINION OF CONYERS DILL & PEARMAN, THE COMPANY'S
                      BERMUDA COUNSEL, TO BE DELIVERED
                          PURSUANT TO SECTION 5(b)


          (1) Each of ACE Bermuda Insurance Ltd. and Tempest Reinsurance Company Limited (collectively, the "Bermuda Insurance Subsidiaries") (A) is validly existing under the laws of Bermuda as a company with limited liability and is in good standing under the laws of Bermuda (meaning that such company has not failed to make any filing with any Bermuda government authority or to pay any Bermuda government fee or tax, the failure of which would make such company immediately liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda) and (B) the corporate objects and powers contained in the Memorandum of Association of each of the Bermuda Insurance
     Subsidiaries are sufficient to allow them to carry on their business and to own, lease and operate its properties as both are described in the Prospectus.

          (2) The Company is validly registered under the Companies Act 1981 as a Permit Company and is in good standing under the laws of Bermuda (meaning that such company has not failed to make any filing with any Bermuda government authority or to pay any Bermuda government fee or tax which is required to be paid in respect of Permit
     Companies in Bermuda).

         (3) Based solely upon a certified copy of the Register of Members for each of the Bermuda Insurance Subsidiaries, and without further inquiry, (A) all of the issued shares in the share capital of each of the Bermuda Insurance Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable
     (meaning that no further sums are required to be paid by the holders thereof in connection with the issue of such shares); and
     (B) the Company is the registered holder of all the issued shares of each of the Bermuda Insurance Subsidiaries.

          (4) Each of the Bermuda Insurance Subsidiaries is duly registered as an insurer under the Insurance Act of 1978 (Bermuda) and the regulations promulgated thereunder (together, the "Insurance Act") and as so registered, each Bermuda Insurance Subsidiary may conduct the insurance business as described in the Prospectus; and based solely on the Certificates of Compliance and without independent inquiry, each of the Bermuda Insurance Subsidiaries has filed with the appropriate Bermuda governmental authority all reports, documents or other information required to be filed under the Insurance Act.

          (5) The Company is not registered as an insurer under the Insurance Act and is therefore not required to comply with the requirements of the Insurance Act applicable to registered insurers.

          (6) The execution and delivery by the Company of, and the performance by the Company of its obligations under the Operative Agreements do not and will not (A) violate any provision of the Memorandum of Association or By-laws of either of the Bermuda Insurance
     Subsidiaries or any applicable law, regulation, order or decree in Bermuda; (B) based solely upon the Cause Book, contravene any judgment, order or decree by the Bermuda Supreme Court against the Company or the Bermuda Insurance Subsidiaries; or (C) require any consent, approval or authorization or order of, or qualification with, any Bermuda governmental agency.

          (7) Based solely upon the Cause Book and without further inquiry, there is no action, suit or proceeding now pending before the Bermuda Supreme Court against the Company or the Bermuda Insurance Subsidiaries or any of their respective properties.

          (8) All statements made in the Registration Statement and Prospectus with respect to statutes, regulations, rules, treaties and other laws of Bermuda (including, but not limited to, statements made with respect to the Insurance Act and Bermuda tax matters) fairly and accurately present the information set forth therein and such counsel's opinion as to such matters.

         [In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of Bermuda, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel whom such counsel believes to be reliable (which opinion shall be dated and furnished to the Underwriters at the Closing Time, shall be satisfactory in form and substance to counsel for the Underwriters and shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them), provided that such counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying upon such opinion, and (B) as to matters of fact (but not as to legal conclusions), to the extent such counsel deems proper, on certificates of responsible officers of the Company, its subsidiaries and public officials.]

                                                                    Exhibit C

                  FORM OF OPINION OF PETER N. MEAR, ESQ.,
                      GENERAL COUNSEL OF THE COMPANY,
                  TO BE DELIVERED PURSUANT TO SECTION 5(b)


          (1) The Company is qualified to do business, and is in good standing, as a foreign corporation, under the laws of each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not singly or in the aggregate result in a Material Adverse Change;

          (2)  Each of ACE Bermuda Insurance Ltd., Tempest Reinsurance
     Company Limited, ACE USA, Inc. and ACE INA Holdings Inc. is qualified to transact business and is in good standing (with respect to jurisdictions which recognize such concept) in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified or to be in good standing (with respect to jurisdictions which recognize such concept) would not singly or in the aggregate result in a Material Adverse Change;

          (3) Except as set forth in the Registration Statement and the Prospectus, such counsel does not know of any outstanding (A) securities or obligations of the Company convertible into or exchangeable for any shares of capital stock of the Company or any of its subsidiaries; (B) rights, warrants or options to acquire or purchase from the Company any shares of capital stock of the Company or any such convertible or exchangeable securities or obligations; or (C) obligations or understandings of the Company to issue or sell any shares of capital stock of the Company or any of its subsidiaries, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations; and

          (4) To the best of such counsel's knowledge, and other than as disclosed in the Prospectus, there are no threatened legal proceedings against the Company or any of its subsidiaries which, if determined adversely to the Company or such subsidiary, would result in a Material Adverse Change.

         [In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent such counsel deems proper, on certificates of responsible officers of the Company, its subsidiaries and public officials.]

                                                                      Exhibit D

                  FORM OF OPINION OF MAYER, BROWN & PLATT,
                   UNITED STATES COUNSEL FOR THE COMPANY,
                  TO BE DELIVERED PURSUANT TO SECTION 5(b)


          (1) Each of ACE INA Holdings Inc. and ACE USA, Inc. is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          (2) The execution and delivery by the Company of, and the performance by the Company of its obligations under, each of the Operative
     Agreements to which it is a party and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated by the Registration Statement and the Prospectus and the consummation by the Company of the transactions contemplated by the Operative Agreements do not and will not (A) contravene any provision of any United States federal or New York State law, rule or regulation, in each case which, in such counsel's opinion, based on such counsel's experience, are normally applicable to transactions of the type contemplated by the Operative Agreements ("United States Applicable Laws"), except that such counsel need not express any opinion in this paragraph with respect to state securities laws;
     (B) contravene any judgment, order or decree known to such counsel without independent inquiry of any United States federal or New
     York State court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or by which the Company or any of its subsidiaries is bound or by which their properties or assets may be affected; (C) conflict with, result in any breach of or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or the purchase of any capital stock under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of ACE INA Holdings Inc. or any of its subsidiaries, pursuant to the terms of, any agreement or instrument filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 1999 or any agreement or instrument otherwise known to such counsel to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Company or any of its subsidiaries is subject, or the certificate of incorporation or bylaws of ACE INA Holdings Inc. or ACE USA, except for such conflicts, breaches, violations, defaults, accelerations, repayments, repurchases, liens, charges or encumbrances that would not singly or in the aggregate result in a Material Adverse Change; or (D) based upon such counsel's review of the United States Applicable Laws, require any consent, approval or authorization or order of, or qualification with, any United States federal or state governmental agency or authority or court, except such as have been obtained under the 1933 Act, the 1933 Act Regulations and such as may be required under state securities or blue sky laws or state insurance laws in connection with the offer and sale of the Securities.

          (3) The Operative Agreements have been duly authorized, executed and delivered by the Company.

          (4) Assuming due authorization, execution and delivery of the Purchase Contract Agreement by the Purchase Contract Agent, the Purchase Contract Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

          (5) Assuming due authorization, execution and delivery of the Pledge Agreement by the Collateral Agent and the Purchase Contract Agent, the Pledge Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

          (6) The Securities and the Operative Agreements conform in all material respects to the statements relating thereto contained in the Prospectus and are in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

          (7) Such counsel does not know, after inquiry of officers of the Company and based solely on such inquiry, of any action, suit or proceeding before or by any United States federal or state government, governmental instrumentality or court now pending or threatened against or affecting the Company or any of its subsidiaries or any of their respective assets or properties that is required to be described in the Registration Statement or the Prospectus and is not so described or of any contract or other document that is required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit to the Registration Statement, that is not described or filed, as required.

          (8) The statements in the Registration Statement and the Prospectus insofar as they are descriptions of contracts, agreements, instruments or proceedings, or constitute statements or summaries of United States federal or New York State laws or legal conclusions with respect thereto, are accurate and present fairly the information required to be shown.

          (9) The Registration Statement (including any Rule 462(b) Registration Statement) and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement (including any Rule
     462(b) Registration Statement) and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

          (10) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933
     Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder.

          (11) The Securities, upon issuance, will be excluded or exempted under, or beyond the purview of, the Commodity Exchange Act, as amended (the "Commodity Exchange Act"), and the rules and regulations of the Commodity Futures Trading Commission under the Commodity
     Exchange Act (the "Commodity Exchange Act Regulations").

          (12) The Company is not, and upon the issuance and sale of the Securities as contemplated in the Underwriting Agreement and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940
     Act").

          (13) When issued in accordance with the terms of the Purchase Contract Agreement and delivered against payment therefor as provided in the Underwriting Agreement, the holders of the Securities will be entitled to the right and subject to the obligations specified in the Purchase Contract Agreement.

          (14) The provisions of the Pledge Agreement are effective to create in favor of the Collateral Agent for the benefit of the Company a valid security interest under the UCC in all "securities entitlements" (as defined in Section 8-102(a)(17) of the UCC and the Federal Book-Entry Regulations) now or hereafter credited to the Collateral Account and relating to the Preferred Shares or the Treasury Securities (the "Pledged Securities Entitlements"); and the provisions of the Pledge Agreement are effective under the UCC and the Federal Book-Entry Regulations to perfect the security interest of the Collateral Agent for the benefit of the Company in the Pledged Securities Entitlements.

          (15) The Security Certificates are in the form contemplated by the Purchase Contract Agreement.

         Such counsel shall also state that it has been advised by the Commission that the Registration Statement (including any Rule 462(b) Registration Statement) became effective under the 1933 Act; that any required filings of the Prospectus pursuant to Rule 424(b) have been made in the manner and within the time period required by Rule 424(b); and that, based solely on conversations with the Commission, no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued and no proceedings for the purpose have been instituted, are pending or, to such counsel's knowledge, are contemplated under the 1933 Act.

        Such counsel shall also state that they have examined various documents and participated in conferences with representatives of the Company and their accountants and with representatives of the Underwriters and their counsel at which times the contents of the Registration Statement and the Prospectus and related matters were discussed, and that, although they are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or making any representation that they have independently verified or checked the accuracy, completeness or fairness of such statements, except as set forth above, no facts have come to such counsel's attention that cause such counsel to believe that the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto, at the time the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (including the filing of the Company's Annual Report on Form 10-K with the Commission) became effective or as of the date of the Underwriting Agreement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus or any amendment or supplement thereto, at the date of the Prospectus, at the date of any such amendment or supplement or at the Closing Time, included or includes any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (such counsel need not express a belief with respect to the financial statements and supporting schedules and other financial data included in or omitted from the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto or the Prospectus or any amendment or supplement thereto).

         [In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the State of New York, the corporate laws of the State of Delaware or the federal laws of the United States of America, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel whom such counsel believes to be reliable (which opinion shall be dated and furnished to the Underwriters at the Closing Time, shall be satisfactory in form and substance to counsel for the Underwriters and shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them), provided that such counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying upon such opinion, and (B) as to matters of fact (but not as to legal conclusions), to the extent such counsel deems proper, on certificates of responsible officers of the Company, its subsidiaries and public officials.]